UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934 (Amendment No. 1)

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

FUNDAMENTAL GLOBAL INC.

(Name of Registrant as specified in Its Charter)

Payment of filing fee (check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY THE BOARD OF DIRECTORS OF FUNDAMENTAL GLOBAL INC. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

FUNDAMENTAL GLOBAL INC.

6408 Bannington Road

Charlotte, NC 28226

INFORMATION STATEMENT

___________, 2025

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

This notice and the accompanying information statement (the “Information Statement”) are being distributed to the holders of record (the “Stockholders”) of the common stock, par value, $0.001 per share (“Common Stock”), of Fundamental Global Inc., a Nevada corporation (the “Company”), as of the close of business on July 23, 2025 (the “Record Date”), in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this notice and the accompanying Information Statement is to notify the stockholders of actions approved by our Board of Directors (the “Board”) and taken by written consent in lieu of a meeting by the holders of a majority of the voting power of our outstanding common stock as of the Record Date (the “Written Consent”). The Written Consent approved (i) an amendment to our Articles of Incorporation to increase the total number of authorized shares of common stock, par value $.0001 per share (the “Common Stock”) from 4,000,000 to 1,000,000,000, the number of authorized shares of preferred stock, par value $.0001 per share (the “Undesignated Preferred Stock”) to 500,000,000, the number of authorized shares of 8% cumulative preferred stock, Series A (the “Series A Preferred Stock”) from 1,000,000 to 15,000,000 and change the name of the Company to “FG Nexus Inc.” (the “Charter Amendment”), a copy of which is attached to this Information Statement as Annex A, in connection with the $200,000,000 private placement in public equity offering (the “PIPE Offering”) pursuant to securities purchase agreements entered into between the Company and the investors party thereto, each dated as of July 29, 2025, pursuant to which the Company will issue 40,000,000 pre-funded warrants (the “Pre-Funded Warrants”) as part of the adoption of its Ethereum treasury, staking and real-world asset (“RWA”) tokenization strategy for the financial industry, (ii) Amendment No. 3 to our 2021 Equity Incentive Plan (the “Plan Amendment”) to increase the number of shares authorized for issuance under the plan, (iii) the transfer of a significant portion of the Company’s current assets (the “Asset Transfer”) to a trust (the “CVR Trust”) to be established in connection with the creation of contingent value rights (“CVRs”) for the benefit of the Company’s current stockholders, which CVRs are expected to be issued as a distribution to the Company’s stockholders, for no consideration, prior to the effectiveness of the Charter Amendment and the exercise of any of the Pre-Funded Warrants issued in the PIPE Offering and which will represent the right to receive a pro rata portion of the net proceeds received by the CVR Trust upon the future disposition of such assets, (iv) the possible change in control of the Company (as defined by the Nasdaq Stock Market LLC’s Listing Rules) as a result of the potential issuance to an institutional investor (the “Investor”), of more than 20% of the shares of the Company’s Common Stock in the PIPE Offering in the form of Pre-Funded Warrants with an automatic conversion feature, which could result in the Investor being the largest beneficial owner of the Company’s Common Stock following the consummation of the PIPE Offering and the effectiveness of the Charter Amendment (the “Change of Control”) in accordance with The Nasdaq Stock Market LLC’s Listing Rule 5635(b) (“Nasdaq Rule 5635(b)”), and (v) the issuance (the “PFW Issuance”) of the Pre-Funded Warrants in the PIPE Offering and an aggregate of 1,360,000 warrants to strategic advisors (the “Advisory Warrants”) and FG Merchant Partners LP (“FG Merchant Partners”) (the “Manager Warrants”) concurrently with the closing of the PIPE Offering at a price below (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such lower amount, the “Nasdaq Minimum Price”) in accordance with Nasdaq Rule 5635(d) (“Nasdaq Rule 5635(d)”).

The Written Consent is the only stockholder approval required to effect the approval of the Charter Amendment, the Plan Amendment, the Asset Transfer, the Change of Control and the PFW Issuance under the Nevada Revised Statutes, our articles of incorporation or our bylaws. No consent or proxies are being requested from our stockholders, and our Board is not soliciting your consent or proxy in connection with the corporate action (the “Corporate Action”) described in this Information Statement. The Corporate Action, as approved by the Written Consent, will not become effective until 20 calendar days after the accompanying Information Statement is first mailed or otherwise delivered to the stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Exchange Act. This Information Statement is first mailed to you on or about ___________, 2025.

Please feel free to call us at (704) 994-8279 should you have any questions on the enclosed Information Statement.

FUNDAMENTAL GLOBAL INC.

D. Kyle Cerminara
Chief Executive Officer

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INFORMATION STATEMENT

FUNDAMENTAL GLOBAL INC.

6408 Bannington Road

Charlotte, NC 28226

This Information Statement is being furnished on or about  ___________, 2025, by the Board of Directors (the “Board”) of Fundamental Global to the holders of record of our outstanding common stock, par value $0.001 per share, (“Common Stock”), as of the close of business on the Record Date, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On July 23, 2025, the Board deemed it in our best interests to approve: (i) an amendment to our Articles of Incorporation to increase the total number of authorized shares of common stock, par value $.0001 per share (the “Common Stock”) from 4,000,000 to 1,000,000,000, the number of authorized shares of preferred stock, par value $.0001 per share (the “Undesignated Preferred Stock”) to 500,000,000, the number of authorized shares of 8% cumulative preferred stock, Series A (the “Series A Preferred Stock”) from 1,000,000 to 15,000,000 and change the name of the Company to “FG Nexus Inc.” (the “Charter Amendment”), a copy of which is attached to this Information Statement as Annex A, in connection with the $200,000,000 PIPE Offering entered into between the Company and the investors pursuant to which the Company may issue 40,000,000 shares of its Common Stock, and/or Pre-Funded Warrants in lieu thereof as part of the adoption of its Ethereum treasury, staking and RWA tokenization strategy for the financial industry, (ii) Amendment No. 3 to our 2021 Equity Incentive Plan (the “Plan Amendment”) to increase the number of shares authorized for issuance under the plan, (iii) approval of the transfer of a significant portion of the Company’s current assets (the “Asset Transfer”) to a trust (the “CVR Trust”) to be established in connection with the creation of contingent value rights (“CVRs”) for the benefit of the Company’s current stockholders, which CVRs are expected to be issued as a distribution to the Company’s stockholders, for no consideration, prior to the effectiveness of the Charter Amendment and the exercise of any of the Pre-Funded Warrants issued in the PIPE Offering and which will represent the right to receive a pro rata portion of the net proceeds received by the CVR Trust upon the future disposition of such assets, (iv) the possible change in control of the Company (as defined by the Nasdaq Stock Market LLC’s Listing Rules) as a result of the potential issuance to an institutional investor (the “Investor”), of more than 20% of the shares of the Company’s Common Stock in the PIPE Offering in the form of Pre-Funded Warrants with an automatic conversion feature, expected to result in the Investor being the largest beneficial owner of the Company’s Common Stock following the consummation of the PIPE Offering and the effectiveness of the Charter Amendment (the “Change of Control”) in accordance with The Nasdaq Stock Market LLC’s Listing Rule 5635(b) (“Nasdaq Rule 5635(b)”), and (v) the issuance of the Pre-Funded Warrants in the PIPE Offering and an aggregate of 1,360,000 warrants to strategic advisors (the “Advisory Warrants”) and FG Merchant Partners (the “Manager Warrants”) concurrently with the closing of the PIPE Offering at a price below (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of a binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (such lower amount, the “Nasdaq Minimum Price”) in accordance with Nasdaq Rule 5635(d) (“Nasdaq Rule 5635(d)”).

We are also providing notice to our stockholders that certain of our stockholders took action on July 23, 2025 (the “Record Date”), and as described below by the Written Consent. The purpose of this Information Statement is to inform holders of the shares of Common Stock that the Board considers the following actions to be in the best interests of us and our stockholders and that a majority of the votes outstanding has approved the following actions by the Written Consent with the actions approved in such Written Consent to be effective or taken, as the case may be, more than 20 calendar days from the date of mailing this Information Statement to you.

As of the Record Date, there were 1,284,637 shares of Common Stock outstanding, with one vote per share.

Under Section 78.320 of the Nevada Revised Statutes, the written consent of stockholders holding a majority of votes outstanding may be substituted for a special meeting of the stockholders. Based on the foregoing and in order to eliminate the costs involved in holding a special meeting, the Board has determined not to call a special meeting of stockholders.

We will only deliver one copy of this Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of the security holders. Upon written or oral request, we will promptly deliver a separate copy of this Information Statement to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: 6408 Bannington Road, Charlotte, NC 28226.

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ACTION BY WRITTEN CONSENT OF THE CONSENTING STOCKHOLDERS

Pursuant to our Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of the voting shares outstanding is required to effect the action described herein.

As of the Record Date, there were 1,284,637 shares of Common Stock outstanding, with one vote per share, with 642,319 votes required to pass any stockholder resolutions.

The consenting stockholders, (the “Consenting Stockholders”), were the collective record owners of a total of 651,927 voting shares of Common Stock as of the Record Date, which represented approximately 50.7% of the shares outstanding as of the Record Date. Pursuant to the Nevada Revised Statutes, the Consenting Stockholders voted in favor of the actions described herein by the Written Consent. There are no cumulative voting rights. No consideration was paid for the consent.

The Consenting Stockholders included each of the Company’s executive officers and members of the Board, representing an aggregate of 121,407 shares directly owned by all such current directors and executive officers and 329,965 shares beneficially owned by Fundamental Global GP, LLC, an entity affiliated with Mr. Cerminara.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number of shares of Common Stock owned of record and beneficially by (i) each of our named executive officers and directors; (ii) each person who owns beneficially more than 5% of each class of our outstanding equity securities; and (iii) all directors and officers as a group. The number and percentages of shares beneficially owned are based on 1,284,637 shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock are deemed to be outstanding and to be beneficially owned by the person listed below for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person, if that person has the right to acquire beneficial ownership of such shares within 60 calendar days of the Record Date.

Unless otherwise indicated below, we believe that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and dispose of the shares listed opposite the stockholder’s name. Unless otherwise indicated below, the address of each beneficial owner is c/o Fundamental Global Inc., 6408 Bannington Road, Charlotte, North Carolina 28226.

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Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Common Stock Outstanding
5% Holders
Fundamental Global GP, LLC (1)	329,965	25.7%

Executive Officers and Directors
D. Kyle Cerminara, Chief Executive Officer, Chairman of the Board (1) (2)	374,532	29.1%
Larry G. Swets, Jr. Head of Merchant Banking (3)	25,174	2.0%
Mark D. Roberson, Chief Financial Officer (4)	13,856	1.1%
Todd R. Major, Chief Accounting Officer (5)	5,519	*
Michael C. Mitchell, Director (6)	16,274	1.3%
Ndamukong Suh, Director (7)	7,629	*
Robert J. Roschman, Director (8)	11,037	*
Rita Hayes, Director (9)	4,834	*
Scott D. Wollney, Director (10)	3,715	*
Richard E. Govignon, Jr., Director (11)	6,485	*
Executive Officers and Directors as a Group (10 Persons) (12)	469,055	36.3%

* Less than 1.00%

(1)	Fundamental Global GP, LLC (referred to herein as “FGG”) shares voting and dispositive power with respect to 329,965 shares of common stock. Mr. Cerminara is Chief Executive Officer of FGG. Due to his positions with FGG and affiliated entities, Mr. Cerminara may be deemed to be beneficial owner of the shares of the Company’s common stock disclosed as directly owned by FGG. The business address for FGG and Mr. Cerminara is 6408 Bannington Road, Charlotte, North Carolina 28226.
(2)	Includes 40,126 shares of common stock directly owned by Mr. Cerminara, 301 shares held in Mr. Cerminara’s 401(k) plan, 617 shares held by Mr. Cerminara’s wife and children, 323 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date and 3,200 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date. Also includes 329,965 shares of common stock beneficially owned by FGG, which, with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, as Chief Executive Officer, Co-Founder and Partner of FGG, is deemed to have shared voting and dispositive power over the shares beneficially owned by FGG. Mr. Cerminara disclaims beneficial ownership of the shares beneficially owned by FGG.
(3)	Includes shares of common stock directly owned by Mr. Swets.
(4)	Includes 10,416 shares of common stock directly owned by Mr. Roberson and 3,440 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date.
(5)	Includes 5,199 shares of common stock directly owned by Mr. Major and 320 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date.
(6)	Includes shares of common stock directly owned by Mr. Mitchell.
(7)	Includes shares of common stock directly owned by Mr. Suh.
(8)	Includes shares of common stock directly owned by Mr. Roschman.
(9)	Includes shares of common stock directly owned by Ms. Hayes and 323 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.
(10)	Includes shares of common stock directly owned by Mr. Wollney and 323 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.
(11)	Includes shares of common stock directly owned by Mr. Govignon and 253 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date.
(12)	Includes 131,579 shares directly owned by all current directors and executive officers as a group, 301 shares held in Mr. Cerminara’s 401(k) plan, 617 shares held by Mr. Cerminara’s wife and children, 1,222 shares potentially issuable upon the vesting of RSUs within 60 days of the Record Date, 6,960 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date, and 329,965 shares beneficially owned by FGG.

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APPROVAL OF THE PLAN AMENDMENT

The Company’s 2021 Equity Incentive Plan (the “2021 Plan”) was originally adopted by our Board of Directors on October 1, 2021 and was approved by our stockholders at our 2021 Annual Meeting of Stockholders. On May 16, 2023, the Board, with stockholder approval, amended the 2021 Plan with Amendment No. 1, to increase the number of shares authorized for issuance from 60,000 shares to 80,000 shares and on December 19, 2024, the Board, with stockholder approval, amended the 2021 Plan with Amendment No. 2, to increase the number of shares authorized for issuance from 80,000 shares to 10,000,000 shares. We obtained the Written Consent from the Consenting Stockholders regarding a further amendment to the 2021 Plan to increase the number of shares of common stock authorized for issuance under the 2021 Plan from 180,000 shares to 10,000,000 shares (“Amendment No. 3”) because we believe that the 2021 Plan continues to be essential to our continued success, by allowing the Company to provide incentives to attract and retain key employees, non-employee directors and consultants and align their interests with those of our stockholders. The Board believes that the availability of additional shares of common stock for awards granted under the 2021 Plan is needed to enable the Company to meet its anticipated equity compensation objectives to attract, motivate and retain qualified employees, officers and directors.

As of the Record Date, approximately 69,415 shares remained available for issuance under the 2021 Plan. Our Board of Directors has determined that this amount is insufficient to meet our needs for future equity incentive awards. In its determination to seek the Written Consent from the Consenting Stockholders, the Board of Directors reviewed the Compensation Committee’s recommendations. Among other factors, the Board of Directors and the Compensation Committee have considered that (i) the Company desires to align the financial interests of its executives and other employees with those of the Company’s stockholders; (ii) the Company anticipates the use of equity compensation for recruitment and retention purposes in the future; (iii) the Company is seeking to conserve cash and intends to continue to use equity grants as a significant portion of director compensation and employee awards; and (iv) the Company’s objectives for the near future are likely to include the recruitment of executives and other personnel. Based on our historical equity grant practices, we believe that the approval of Amendment No. 3 will create an increased share reserve that will be sufficient for us to continue granting equity awards for approximately three to five years.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the 2021 Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options), stock appreciation rights (or “SARs”), restricted shares, restricted share units, and other share-based awards. No awards may be made under the 2021 Plan after September 30, 2031 or such earlier date as the Board of Directors may terminate the 2021 Plan.

Administration

The 2021 Plan will be administered by the Compensation Committee, or by such other committee or subcommittee as may be appointed by our Board, and which consists entirely of two or more individuals who are “non-employee directors,” within the meaning of Rule 16b-3 under the Exchange Act, and “independent directors,” within the meaning of applicable stock exchange rules. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the 2021 Plan as it deems appropriate and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws. Our Board of Directors also reserves the authority to administer and issue awards under the 2021 Plan.

Eligibility

The 2021 Plan provides for awards to our non-employee directors and to employees and consultants of the Company and our subsidiaries who are selected by the Compensation Committee, except that incentive stock options may only be granted to our employees and employees of our subsidiaries. It is currently anticipated that approximately one hundred employees, six non-employee directors, and two consultants will be eligible for awards under the 2021 Plan, at the discretion of the Compensation Committee.

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Shares Available

The maximum number of shares that may be issued or transferred with respect to awards under the 2021 Plan is 10,000,000 shares, subject to adjustment in certain circumstances as described below. Shares issued under the 2021 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that are settled in cash or that terminate or are forfeited, cancelled, or surrendered without the issuance of shares generally will again be available for issuance under the 2021 Plan. However, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2021 Plan. In addition, when a SAR is exercised and settled in shares, all of the shares underlying the SAR will be counted against the share limit of the 2021 Plan, regardless of the number of shares used to settle the SAR.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market.

Non-Employee Director Award Limit

The 2021 Plan provides that the aggregate grant date fair value of all awards granted to any single non-employee director during any single calendar year (determined as of the applicable grant date(s) under applicable financial accounting rules), taken together with any cash fees paid to the non-employee director during the same calendar year, may not exceed $200,000.

Stock Options

Subject to the terms and provisions of the 2021 Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options (all of the shares available for issuance under the 2021 Plan may be issued pursuant to incentive stock options), or as non-qualified stock options. Subject to the limits provided in the 2021 Plan, the Compensation Committee or its delegate will determine the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies whether the options are intended to be incentive stock options or non-qualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of the last trading day prior to the Record Date, the closing price of our common stock as reported on The Nasdaq Stock Market was $18.40 per share. The method of exercising a stock option granted under the 2021 Plan will be set forth in the applicable award agreement and may include payment of cash or cash equivalent, tender of previously acquired shares with a fair market value equal to the exercise price, a cashless exercise (including withholding of shares otherwise deliverable on exercise or a broker-assisted arrangement as permitted by applicable laws), a combination of the foregoing methods, or any other method approved by the Compensation Committee in its discretion.

The grant of a stock option does not accord the recipient any of the rights of a stockholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

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Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs under the 2021 Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Restricted Shares

Under the 2021 Plan, the Compensation Committee may grant or sell restricted shares to plan participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted shares, the recipient will have rights of a stockholder with respect to the restricted shares, including the right to vote the restricted shares and to receive dividends and other distributions paid or made with respect to the restricted shares, except that any dividends with respect to unvested shares will be accumulated or reinvested in additional restricted shares until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted shares. Each award of restricted shares will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

Restricted Share Units

Under the 2021 Plan, the Compensation Committee may grant or sell to plan participants restricted share units, which constitute an agreement to deliver shares (or an equivalent value in cash) to the participant at the end of a specified restriction period and subject to such other terms and conditions as the Compensation Committee may specify. Restricted share units are not shares and do not entitle the recipients to any of the rights of a stockholder. Restricted share units will be settled in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted share unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Other Share-Based Awards

The 2021 Plan also provides for grants of other share-based awards under the plan, which may include unrestricted shares or time-based or performance-based unit awards that are settled in shares or cash. Each other share-based award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Dividend Equivalents

As determined by the Compensation Committee in its discretion, restricted share units or other share-based awards may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance objectives). No dividend equivalents shall be granted with respect to shares underlying any stock option or SAR.

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Performance Objectives

The plan provides that performance objectives may be established by the Compensation Committee in connection with any award granted under the 2021 Plan. Performance objectives may relate to the performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group or companies or a special index of companies. Any such performance objectives will be based on the achievement of one or more criteria selected by the Compensation Committee, which may include (but shall not be limited to) the following: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre- or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total stockholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels.

Change in Control

The 2021 Plan generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under the 2021 Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without “cause”, or by the participant for “good reason”. Any stock options or SARs that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under the 2021 Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

The Compensation Committee has the discretion to determine whether any outstanding awards granted under the 2021 Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the 2021 Plan, a “change in control” generally includes (a) the acquisition of 50% or more of the company’s common stock; (b) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; or (c) the complete liquidation or dissolution of the Company. The full definition of “change in control” is set out in the 2021 Plan.

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Whether a participant’s employment has been terminated for “cause” will be determined by the Company. Unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “cause”, as a reason for termination of a participant’s employment generally includes (a) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the participant’s duties to the Company or a subsidiary that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (b) intentional damage to the Company’s (or a subsidiary’s) assets; (c) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (d) improper, willful and material disclosure or use of the Company’s (or a subsidiary’s) confidential information or other willful material breach of the participant’s duty of loyalty to the Company or a subsidiary; (e) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (f) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company or a subsidiary.

For purposes of the 2021 Plan, unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are materially inconsistent with the participant’s duties or responsibilities as assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution in the participant’s duties or responsibilities, unless remedied by the Company promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its agreed obligations to the participant, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company promptly after receipt of notice from the participant.

Forfeiture and Recoupment of Awards

Awards granted under the 2021 Plan may be subject to forfeiture or recoupment as provided pursuant to the Company’s Clawback Policy, as filed as Exhibit 97 to the Company’s Annual Report on Form 10-K, which is incorporated by reference herein.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the 2021 Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such an equitable adjustment, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

Transferability

Except as the Compensation Committee otherwise determines, awards granted under the 2021 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the 2021 Plan may provide that any shares issued as a result of the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Re-Pricing

The Board of Directors may amend, alter or discontinue the 2021 Plan at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules.

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Except in connection with a corporate transaction, no award may be amended or otherwise subject to any action that would be treated as a “re-pricing” of such award, unless such action is approved by our stockholders.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2021 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Non-Qualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us.

Restricted Shares. A participant will not recognize taxable income at the time of grant of restricted shares, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted shares.

Restricted Share Units. A participant will not recognize taxable income at the time of grant of a restricted share unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us.

Other Share-Based Awards and Cash-Based Awards. Generally, participants will recognize taxable income at the time of payment of cash-based awards and at the time of settlement of other share-based awards (with the amount of income recognized pursuant to other share-based awards generally being equal to the amount of cash and the fair market value of any shares delivered under the award).

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Tax Deductibility of Compensation Provided Under the 2021 Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the 2021 Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company, and the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, expanded the scope of Section 162(m) in several respects, including by repealing an exemption from the $1 million deduction limit for “qualified performance-based compensation,” generally effective for taxable years beginning after December 31, 2017. As a result, except as otherwise permitted pursuant to applicable transition rules, compensation paid in 2021 or a later fiscal year to one of our covered employees generally would not be deductible by the Company to the extent that it exceeds $1 million.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the 2021 Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The Company intends to file an amendment to the Registration Statement on Form S-8 currently filed with the SEC relating to the issuance of shares under the 2021 Plan with the SEC pursuant to the Securities Act of 1933, as amended, after the effectiveness of the approval by the Consenting Stockholders of Amendment No. 3.

New Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which non-employee directors, employees and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the 2021 Plan or the amount of such awards. Information regarding our recent practices with respect to equity awards under the 2021 Plan are presented in the “Summary Compensation Table” and “Director Compensation” in the Company’s Annual Report on Form 10-K/A incorporated by reference herein.

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APPROVAL OF THE CHANGE OF CONTROL AND ISSUANCE OF PRE-FUNDED WARRANTS IN CONNECTION WITH THE PIPE OFFERING IN ACCORDANCE WITH APPLICABLE NASDAQ LISTING RULES

Description of the PIPE Offering, Advisory Warrants and Manager Warrants

On July 29, 2025, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with investors for a private investment in public equity of 40,000,000 Pre-Funded Warrants.

Nasdaq Listing Rule 5635

Our Common Stock is listed for trading on The Nasdaq Capital Market (“Nasdaq”). Nasdaq Listing Rule 5635(b) requires a company with securities listed on the Nasdaq to obtain stockholder approval if the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) could result in a change of control of the Company. Nasdaq defines a “change of control” as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of Common Stock or voting power and such ownership or voting power would be the largest ownership position. Pursuant to Nasdaq Rule 5635(d), if an issuer intends to issue common stock or securities convertible into or exercisable for common stock, other than in a public offering, which may equal or exceed 20% of the outstanding common stock or voting power on a pre-transaction basis for less than the Nasdaq Minimum Price for such common stock, the issuer generally must obtain the prior approval of its stockholders.

The number of shares of issuable pursuant to the Pre-Funded Warrants be issued in the PIPE Offering and the Advisory Warrants and Manager Warrants could possibly result in the issuance of a number of shares exceeding the threshold for which stockholder approval is required under Nasdaq Rule 5635(d). To ensure compliance with Nasdaq Rule 5635(d), the Consenting Stockholders approved the PIPE Offering and the issuance of the Advisory Warrants and Manager Warrants.

We have received stockholder approval of the Change of Control, the PIPE Offering and the issuance of the Advisory Warrants and Manager Warrants, the effectiveness of which is contingent on the filing of this Information Statement with the Securities and Exchange Commission and further notification of our stockholders of such action by means of furnishing to each stockholder this Information Statement.

Effect of Approval of the Change of Control and Pre-Funded Warrant Issuances on Our Stockholders

Based on the aggregate 40,000,000 shares of Common Stock that are issuable pursuant to exercise of Pre-Funded Warrants sold in the PIPE Offering, the Advisory Warrants and the Manager Warrants, there may be significant dilution to our stockholders’ ownership, voting power and right to participate in dividends or other payments from future earnings, if any, and may cause a decline in the market price of our Common Stock. A decline in our market price could impair our ability to raise funds in additional equity or debt financings.

Notwithstanding the foregoing, we believe the benefits of the effectiveness of the approval of the Change of Control, the PIPE Offering and the issuance of the Advisory Warrants and Manager Warrants exceed the potential dilutive effects and related risks described above. Our ability to succeed on our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. The PIPE Offering raised gross proceeds of $200 million in the form of cash and the Consideration Tokens and we believe the ownership of the Consideration Tokens and the services to be performed by the holders of the Advisory Warrants and the Manager Warrants will generate value for our stockholders.

Dilution

Our net tangible book value as of June 30, 2025 was approximately $69.3 million, or $50.32 per fully diluted share. After giving effect to the PIPE Offering, our pro forma net tangible book value as of June 30, 2025 would have been $259.3 million, or $5.67 per fully diluted share. Further, after giving effect to the transfer of assets to the CVR Trust, our pro forma net tangible book value as of June 30, 2025 would have been $209.9 million, or $4.59 per share.

In addition, after giving effect to the sale by us of our Common Stock in the aggregate amount of $5,000,000,000 in the offering contemplated in the Form S-3 Registration Statement filed with the Commission on August 7, 2025, at an assumed offering price of $24.50 per share, which was the last reported sale price of our Common Stock on NASDAQ on August 12, 2025, and after deducting estimated commissions and estimated offering expenses payable by us, our adjusted net tangible book value as of June 30, 2025 would have been approximately $5.0 billion, or $19.85 per share.

APPROVAL OF THE CHARTER AMENDMENT

Our Articles of Incorporation authorize us to issue up to 4,000,000 shares of Common Stock, 99,000,000 shares of Undesignated Preferred Stock and 1,000,000 shares of Series A Preferred Stock. Our Board of Directors and Consenting Stockholders have approved the Charter Amendment to increase the authorized number of shares of Common Stock to 1,000,000,000 shares, increase the authorized number of shares of Undesignated Preferred Stock to 500,000,000, increase the authorized number of shares of Series A Preferred Stock to 15,000,000 shares and change the Company’s name to “FG Nexus Inc.” As of the Record Date, there were 1,284,637 shares of Common Stock outstanding and 93,457 shares of Common Stock reserved for issuance pursuant to outstanding stock options, restricted stock units and warrants.

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Purpose of the Charter Amendment

As discussed above, we may be required to issue part of the additional authorized Common Stock resulting from the increase in the number of our authorized shares of Common Stock upon consummation of the PIPE Offering and the exercise of the Pre-Funded Warrants and in connection with future grants of awards under the 2021 Incentive Plan following the effectiveness of Amendment No. 3. Except as we may be required to do so upon consummation of the PIPE Offering and/or the exercise of the Pre-Funded Warrants or in connection with such awards under the 2021 Incentive Plan, we have no other current plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized common shares resulting from the increase in the number of our authorized shares of Common Stock.

Possible Anti-Takeover Effects of the Proposed Increase in Authorized Capital Stock

The increase in authorized capital with respect to the authorized number of shares of Common Stock, Undesignated Preferred Stock and Series A Preferred Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our Company without further action by our stockholders. Authorized and unissued shares of Common Stock, Undesignated Preferred Stock or Series A Preferred Stock could be issued (within the limits imposed by applicable law) in one or more transactions. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of us.

While the Charter Amendment may have anti-takeover ramifications, our Board believes that the reasons for such Charter Amendment set forth above outweigh any disadvantages. To the extent that such amendment may have anti-takeover effects, such amendment may encourage persons seeking to acquire our Company to negotiate directly with the Board, enabling the Board to consider the proposed transaction in a manner that best serves our stockholders’ interests. The Charter Amendment has not been made in response to, and is not being presented to deter, any effort to obtain control of us.

No Pre-Emptive Rights

Holders of our Common Stock and Series A Preferred Stock do not have any pre-emptive or similar rights to acquire or subscribe for or purchase any additional shares of any class of capital stock that may be issued in the future and, therefore, future issuances of our Common Stock, Undesignated Preferred Stock or Series A Preferred Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

APPROVAL OF THE TRANSFER OF CERTAIN ASSETS TO CVR TRUST

Purpose of the Asset Transfer

As discussed above, we intend to transfer a significant portion of our current assets to the CVR Trust in connection with the creation of CVRs for the benefit of the Company’s current stockholders, which CVRs are expected to be issued as a distribution to the Company’s stockholders, for no consideration, prior to the effectiveness of the Charter Amendment and the exercise of any of the Pre-Funded Warrants issued in the PIPE Offering and which will represent the right to receive a pro rata portion of the net proceeds received by the CVR Trust upon the future disposition of such assets, if any.

The CVR Trust is a Delaware statutory trust. The Delaware trustee of the CVR Trust is Wilmington Trust, National Association. The Management Committee of the CVR Trust will manage the liquidation and monetization of the CVR Trust’s assets, whether such assets are held directly by the CVR Trust or indirectly through the CVR Trust’s wholly-owned subsidiary, FG CVR SpinCo, LLC, a Delaware limited liability company (the “SpinCo”). The CVR Trust is the sole member and manager of the SpinCo. The Management Committee of the CVR Trust is comprised of two members: D. Kyle Cerminara and Larry G. Swets. The CVR Trust’s trust agreement does not provide for the compensation of the Management Committee members, but Mr. Cerminara and Mr. Swets will each continue to be compensated in their capacity as employees of the Company. Accordingly, it is not expected that the Management Committee members’ compensation will impact the value of the assets in the CVR Trust available to shareholders.

The transferred assets will include: (i) all interests in Strong Technical Services, Inc., (ii) the preferred shares of Saltire Capital Ltd. plus all accumulated dividends, (iii) all shares or other interests in FG Merchant Partners, (iv) all interests in Firefly Systems Inc., (v) all interests in Green First Forest Products Ltd., (vi) all interests in FG Communities Inc., (vii) all interests in Craveworthy Brands, (viii) all interests in FG Merger II Corp., (ix) all interests in Aldel Financial II Inc., (x) all interests in Greenland Exploration Limited, (xi) all interests in Argo Holdings, (xii) all interests in Think Markets, (xiii) all interests in Pivotal Capital, (xiv) all interests in B-Scada Inc. and (xv) all current cash and cash equivalents of the Company as of the establishment of the CVR Trust. The transferred assets cash and cash equivalents of approximately $10 million as of June 30, 2025 and equity holdings, including 100% ownership of Strong Technical Services and minority investments in other private and public companies with net book value totaling approximately $39 million as June 30, 2025.

The Management Committee expects the CVR Trust to make an initial cash distribution to CVR holders in September 2025. The Management Committee will seek to monetize the remaining assets held by the CVR Trust over the next 1-3 years, balancing near term liquidity and ultimate value realization from the assets for future distributions to the CVR holders. CVR holders are not guaranteed any payment from the CVR Trust. While the Company believes the CVR holders will receive distributions from the CVR there can be no guarantee regarding the specific amounts to be distributed and there is the possibility certain of the assets in the CVR Trust may ultimately be worthless if the Management Committee is not able to monetize such assets.

Following the transfer of assets to the CVR Trust, the Company will retain certain legacy assets relating to, among other things, its Reinsurance business segment, its Merchant Banking business segment, certain real estate assets, and certain equity holdings. Those retained legacy assets include the Company’s wholly owned reinsurance subsidiary, FG Reinsurance Ltd (“FGRe”), a Cayman Islands limited liability company, which provides specialty property and casualty reinsurance. As of June 30, 2025, the Reinsurance net assets were $3.6 million, and the Reinsurance business generated net premium revenue of $17.2 million and net underwriting profits of $3.5 million for the six months ended June 30, 2025. The retained assets also include (i) land and an 80,000 square foot industrial facility located in Joliette, Quebec, Canada with a net book value of $2.4 million and (ii) common shares of Saltire Capital Ltd, a Canadian company listed on the TSX with a net book value of approximately $19.4 million as of June 30, 2025. The Company also retained its Merchant Banking business operations and related assembled workforce and expertise, intangible assets which are not recognized in the Company’s net book value as of June 30, 2025. The Company expects to enhance and expand its existing financial industry segments through its adoption of an Ethereum treasury, staking and RWA tokenization strategy that the Company expects to implement in the future.

The CVRs are not transferable, except in certain limited circumstances as will be provided in the CVR Agreement, will not be certificated or evidenced by any instrument and will not be listed for trading on any exchange. The CVRs will not be registered and the CVR Trust will not be a reporting entity, however, the Company intends to provide information to the CVR holders relating to the assets in the CVR Trust and the distributions to be distributed to the CVR holders from the CVR Trust. The Company has established a website, www.fgftrust.com, which when live will include information about the CVR Trust, the management of the CVR Trust, the assets in the CVR Trust, the value of the assets in the CVR Trust and the distributions to the CVR holders.

No Dissenters’ Rights

You and our other stockholders will not have a right to dissent and obtain payment for their shares under the NRS or our Articles of Incorporation or Bylaws, as amended, with respect to any matters described in this Information Statement.

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WHERE YOU CAN FIND MORE INFORMATION

The SEC maintains a website that contains reports, proxy and information statements and other information regarding us and other issuers that file electronically with the SEC at www.sec.gov. Our Proxy Statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any amendments to those reports, are available free of charge through the SEC’s website.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. Therefore, you should check for reports that we may have filed with the SEC after the date of this Information Statement. We incorporate by reference the following filings (except for information therein furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act):

●	Our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025, as amended by Amendment No. 1 thereto on Form 10-K/A, filed with the SEC on April 30, 2025;

●	Our Quarterly Report on Form 10-Q for the period ended March 31, 2025, filed with the SEC on May 14, 2025;

●	Our Current Report on Form 8-K filed with the SEC on March 20, 2025;

●	Our Current Report on Form 8-K filed with the SEC on July 30, 2025;

●	Our Current Report on Form 8-K filed with the SEC on August 1, 2025;

●	Our Quarterly Report on Form 10-Q for the period ended June 30, 2025, filed with the SEC on August 7, 2025;

●	Our Current Report on Form 8-K filed with the SEC on August 8, 2025;

●	Our Current Report on Form 8-K filed with the SEC on August 12, 2025;

●	Our Current Report on Form 8-K filed with the SEC on August 12, 2025;

●	Our Current Report on Form 8-K filed with the SEC on August 13, 2025;

●	Our Current Report on Form 8-K filed with the SEC on August 14, 2025; and

●	The description of our common stock, par value $0.001 per share contained in our Registration Statement on Form 8-A, filed with the SEC on March 19, 2014, as updated by “Description of the Registrant’s Securities Registered Pursuant to Section 12 of the Securities Exchange Act of 1934” filed as Exhibit 4.4 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and any amendment or report filed for the purpose of updating such description.

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document which is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement, or information incorporated by reference herein, contains summaries of certain agreements that we have filed as exhibits to various SEC filings, as well as certain agreements that we entered into in connection with the transactions discussed herein. The descriptions of the agreements contained in this Information Statement or information incorporated by reference herein do not purport to be complete and are subject to, or qualified in their entirety by reference to, the definitive agreements. You can obtain the documents incorporated by reference in this Information Statement, from the SEC at its website, www.sec.gov, or by writing or telephoning us at the following address:

FUNDAMENTAL GLOBAL INC.

6408 Bannington Road

Charlotte, NC 28226

Telephone: 704-994-8279

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CONCLUSION

As a matter of regulatory compliance, the Company is sending you this Information Statement that describes the purpose and effect of the actions adopted by the Board and the Consenting Stockholders. Your consent to the approval of the actions is not required and is not being solicited in connection herewith. The actions approved in such Written Consent will be effective or taken, as the case may be, more than 20 calendar days from the date of mailing this Information Statement to you. This Information Statement is intended to provide the Company’s stockholders information required by the rules and regulations of the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

By Order of the Board of Directors,

D. Kyle Cerminara
Chief Executive Officer

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ANNEX A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

FUNDAMENTAL GLOBAL INC.

Fundamental Global Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Nevada Revised Statutes (the “NRS”), hereby certifies that:

1. This Certificate of Amendment to the Amended and Restated Articles of Incorporation (this “Certificate of Amendment”) amends certain provisions of the Articles of Incorporation of the Corporation (the “Articles of Incorporation”).

2. This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of the NRS.

3. Upon this Certificate of Amendment becoming effective, the name of the Corporation is hereby changed to FG Nexus Inc.

4. Upon this Certificate of Amendment becoming effective, the first paragraph of Article IV of the Corporation’s Articles of Incorporation is hereby amended and restated as follows:

The total number of shares of capital stock which the Corporation shall have the authority to issue is one billion, five hundred million (1,500,000,000) shares, of which (i) one billion (1,000,000,000) shares shall be designated as common stock, par value $0.001 per share (the “Common Stock”), five hundred million (500,000,000) shares shall be designated as preferred stock, par value $0.001 per share (the “Preferred Stock”), and fifteen million (15,000,000) shares shall be designated as preferred stock, par value $25.00 per share, 8.00% Cumulative Preferred Stock, Series A (the “Cumulative Preferred Stock”).

5. This Certificate of Amendment shall become effective at [5:00 p.m. Eastern Time, on [__________] [__]], 2025.

***

A-1

This Certificate of Amendment to the Articles of Incorporation has been signed by a duly authorized officer of the Company on [________] [__], 2025.

FUNDAMENTAL GLOBAL INC.

By:
Name:	D. Kyle Cerminara
Title:	Chief Executive Officer

A-2